UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant     ☒

Filed by a party other than the Registrant     ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement
☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EQT Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! EQT CORPORATION ATTN: CORPORATE SECRETARY 625 LIBERTY AVENUE, SUITE 1700 PITTSBURGH, PA 15222 EQT CORPORATION 2024 Annual Meeting Vote by April 16, 2024 11:59 PM ET at www.ProxyVote.com You invested in EQT CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 17, 2024. Vote Virtually at the Meeting* April 17, 2024 9:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/EQT2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V29415-P01820 Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the proxy material(s) by requesting prior to April 3, 2024. If you would like to request a copy of the proxy material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. To view the Notice and Proxy Statement and Annual Report on Form 10-K and to vote before the annual shareholder meeting please visit www.ProxyVote.com.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. You may view the complete proxy materials online at www.ProxyVote.com or easily request a paper or email copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V29416-P01820 1. Election of 11 Directors Nominees: 1a. Lydia I. Beebe For 1b. Lee M. Canaan For 1c. Janet L. Carrig For 1d. Frank C. Hu For 1e. Dr. Kathryn J. Jackson For 1f. John F. McCartney For 1g. James T. McManus II For 1h. Anita M. Powers For 1i. Daniel J. Rice IV For 1j. Toby Z. Rice For 1k. Hallie A. Vanderhider For 2. Advisory vote to approve the 2023 compensation of EQT Corporation’s named executive officers (say-on-pay) For 3. Ratification of the appointment of Ernst & Young LLP as EQT Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2024 For NOTE: In their discretion, the proxies are authorized in their judgment to vote upon such other business as may properly come before the annual meeting or any adjournments, continuations or postponements thereof.